Exhibit 10.12


                                           Groton Laboratories
                                           Pfizer Inc
                                           Eastern Point Road,  MS 8200-30
                                           Groton, CT 06340
[Pfizer logo]
                                           Global Research & Development

October 14, 2003                           Mark P. DellaPorta
                                           Site Director
                                           Strategic Alliances

Bentley Pharmaceuticals, Inc.
Bentley Park
2 Holland Way
Exeter, NH
Attn:  James Murphy

Dear Mr. Murphy

Pfizer Inc and Bentley Pharmaceuticals, Inc. hereby amend paragraph 3 of the Agreement between them with the Effective Date of October 29, 2001 and previously amended on November 13, 2002 and May 1, 2003, relating to the feasibility of developing formulations for Pfizer Inc compounds to read:

         TERM: The term of this Agreement will begin on the Effective Date and continue to 30 (thirty) months after the Effective Date.

Except as modified hereby, all other terms and conditions of the 2001 Agreement as amended remain in full force and effect.

Please indicate your acceptance of the amendment by executing this letter in the place indicated below.

                                              Very truly yours,

                                              /S/ MARK P. DELLA PORTA
                                              ----------------------------------
                                              Mark P. Della Porta
                                              Site Director, Strategic Alliances

Agreed and accepted:

BENTLEY PHARMACEUTICALS, INC.

By: /S/ JAMES R. MURPHY
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Name: James R. Murphy
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Title: Chairman & CEO
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Date: 22 Oct 2003
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